Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Agreement”) dated as of July 22, 2009 is made by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as Swing Line Lender and L/C Issuer, each of the Lenders under such Credit Agreement signatory hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders have entered into that certain Credit Agreement dated as of September 26, 2008 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility; and

WHEREAS, each of the Subsidiary Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and the Borrower and the Subsidiary Guarantors have entered into various Security Instruments to secure their respective obligations and liabilities in respect the Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrower desires to amend certain provisions of, and requests certain waivers with respect to the Credit Agreement, as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to agree to such amendments and waivers on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows, effective as of the date hereof:

(a) The following definition of “Amendment No. 1 Effectiveness Date” is hereby added to Section 1.01 of the Credit Agreement:

“Amendment No. 1 Effectiveness Date” means July 22, 2009.

(b) The pricing grid set forth in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended so that, as amended, such pricing grid shall read as follows:

Pricing Level	Utilization Rate	Commitment Fee	Letter of Credit Fee	Eurodollar Rate +	Base Rate +
1	Less than or equal to 25%	0.40%	2.75%	3.00%	2.00%
2	Less than or equal to 50% but greater than 25%	0.50%	3.25%	3.50%	2.50%
3	Greater than 50%	0.60%	3.75%	4.00%	3.00%

(c) The first sentence of the definition of “Base Rate” in Section 1.01 of the Credit Agreement is amended so that, as amended, such sentence shall read as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus  1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate for the Interest Period that includes such day plus 1%.

(d) Clause (b) of the definition of “Borrowing Base” in Section 1.01 of the Credit Agreement is amended so that, as amended, such clause shall read as follows:

(b) the lesser of (i) 50% of Consolidated Pro Forma EBITDA for the period of twelve (12) calendar months ending on the date of such Borrowing Base Certificate, and (ii) 40% of the amount determined under clause (a) above.

(e) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended, so that, as amended, the definition shall read as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries, an amount equal to Consolidated Net Income for such period plus (a) the following, without duplication, to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Expense for such period (other than interest expense with respect to Permitted Floorplan Silo Indebtedness), (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries on a consolidated basis for such period, (iii) depreciation and amortization expense of the Borrower and its Subsidiaries on a consolidated basis, (iv) other non-cash expenses of the Borrower and its Subsidiaries on a consolidated basis reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and (v) beginning with the four fiscal quarter period ending March 31, 2010, all losses on and other expenses related to repurchases of long-term Indebtedness; minus (b) to the extent included in calculating such Consolidated Net Income, (i) all non-cash items increasing Consolidated Net Income for such period, and (ii) beginning with the four fiscal quarter period ending March 31, 2010, all gains on repurchases of long-term Indebtedness.

(f) Clause (b)(v) of the definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is amended so that, as amended, such clause shall read as follows:

(v) Taxes paid in cash during such period by the Borrower and its Subsidiaries (excluding, beginning with the four fiscal quarter period ending March 31, 2010, any such cash Taxes paid as a result of any gains on repurchases of long-term Indebtedness).

(g) The following definition of “Modified Covenant Period” is hereby added to Section 1.01 of the Credit Agreement:

“Modified Covenant Period” means the period from the Amendment No. 1 Effectiveness Date until (but excluding) the Modified Covenant Triggering Event Date.

(h) The following definition of “Modified Covenant Triggering Event Date” is hereby added to Section 1.01 of the Credit Agreement:

“Modified Covenant Triggering Event Date” means the earlier of (i) the date the Administrative Agent acknowledges its receipt of a Reinstatement Notice by providing written notice of such receipt to the Borrower and (ii) 30 days after the date a Reinstatement Notice is delivered by the Borrower to the Administrative Agent, as determined in accordance with Section 10.02.

(i) The following definition of “Non-Modified Covenant Period” is hereby added to Section 1.01 of the Credit Agreement:

(j) “Non-Modified Covenant Period” means (i) the period prior to the Amendment No. 1 Effectiveness Date and (ii) the period commencing on and continuing at all times after the Modified Covenant Triggering Event Date, as applicable.

(k) The following definition of “Refinancing Indebtedness” is hereby added to Section 1.01 of the Credit Agreement:

“Refinancing Indebtedness” means, with respect to any permitted Indebtedness of any Loan Party (the “Existing Indebtedness”) Indebtedness (whether incurred prior to or during the Modified Covenant Period) which refinances, refunds or renews, or extends the maturity of, such Existing Indebtedness (any such refinancing, refunding, renewal or extension, a “Refinancing”) including Refinancing using a different type of Indebtedness, so long as (i) the principal amount of such Existing Indebtedness is not increased by such Refinancing except by an amount not in excess of any accrued but then unpaid interest, reasonable premium or other similar reasonable amount paid, and discounts, commissions, fees and expenses reasonably incurred, in connection with such Refinancing plus an amount not in excess of any existing commitments unutilized under the Existing Indebtedness, (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such Refinancing and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Existing Indebtedness, (iii) the interest rate and fees applicable to any such Refinancing do not exceed the then applicable market interest rate, or market fee rate, respectively, for the applicable type of Indebtedness, (iv) if such Existing Indebtedness is Subordinated Indebtedness, then such Refinancing Indebtedness must also be Subordinated Indebtedness, (v) such Refinancing does not in any material respect expand the property subject to any Lien (unless otherwise permitted under this Agreement), (v) such refinancing does not have a maturity prior to the Maturity Date and (vii) such refinancing does not contain any provision (1) requiring the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date, (2) granting the holders thereof the right to require the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date or (3) requiring the conversion of such Indebtedness into Equity Interests of the Borrower or any Subsidiary prior to the Maturity Date.

(l) The following definition of “Reinstatement Notice” is hereby added to Section 1.01 of the Credit Agreement:

“Reinstatement Notice” means a written notice from the Borrower to the Administrative Agent stating that the Borrower has elected to reinstate the Consolidated Total Leverage Ratio covenant set forth in Section 7.11(c) and the Indebtedness covenant set forth in Section 7.01, which such notice may be delivered at any time after April 30, 2010.

(m) The definition of “Swing Line Sublimit” in Section 1.01 of the Credit Agreement is hereby amended by deleting “$25,000,000” and inserting “$20,000,000” in lieu thereof.

(n) The first sentence of Section 2.04(a) of the Credit Agreement is hereby amended by deleting the phrase “the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans (each such loan, a ‘Swing Line Loan’)” and inserting in lieu thereof, the phrase “the Swing Line Lender may, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, in its sole and absolute discretion, make loans (each such loan, a ‘Swing Line Loan’)”.

(o) Section 3.02 of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender (x) to make or continue Eurodollar Rate Loans or to convert Base Rate Committed Loans to Eurodollar Rate Loans, and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, to make or maintain Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, in each case shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent, upon receipt of the copy of the demand made by the Borrower to such Lender, shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

(p) Section 3.03 of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan, a Base Rate Loan that bears interest based on the Eurodollar Rate or a conversion to or continuation thereof that (a) one month Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurodollar Rate with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

(q) Section 3.04(a) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

3.04. Increased Costs; Reserves on Eurodollar Rate Loans.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer;

(ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

(iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C

Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(r) Section 7.01 of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

7.01 Indebtedness. Incur, create, assume or suffer to exist any Indebtedness, except:

(a) the Obligations under this Agreement and the other Loan Documents;

(b) Indebtedness of any Loan Party existing at the Closing Date which is reflected in Schedule 7.01(b) hereto;

(c) Indebtedness created under leases which, in accordance with GAAP, have been recorded and/or should have been recorded on the books of the applicable Borrower as capital leases; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $5,000,000;

(d) unsecured Subordinated Indebtedness; provided that no such Indebtedness shall be incurred during the Modified Covenant Period;

(e) accounts payable (for the deferred purchase price of property or services) which are from time to time incurred in the ordinary course of business and which are not in excess of ninety (90) days past the invoice or billing date;

(f) Permitted Real Estate Debt and Guarantees by the Borrower or any Loan Party that is the tenant of the applicable real property of such Permitted Real Estate Debt; provided that, the principal amount of such Indebtedness incurred during the Modified Covenant Period shall not exceed $12,000,000;

(g) Indebtedness of any Subsidiary of the Borrower in existence (but not incurred or created in connection with an acquisition) on the date on which such Subsidiary is acquired by any Loan Party pursuant to a Permitted Acquisition, provided (i) neither the Borrower nor any of its other Subsidiaries has any obligation with respect to such Indebtedness, (ii) none of the properties of the Borrower or any of its other Subsidiaries is bound with respect to such Indebtedness, (iii) the Borrower is in full compliance with Section 7.11 hereof before and after such acquisition and (iv) if such Indebtedness is secured by Inventory of such Subsidiary, such Indebtedness is Permitted Floorplan Silo Indebtedness; and provided further that, no such Indebtedness (other than Permitted Floorplan Silo Indebtedness) shall be incurred during the Modified Covenant Period;

(h) Indebtedness secured by Liens upon any property hereafter acquired by the Borrower or any of its Subsidiaries to secure Indebtedness in existence on the date of a Permitted Acquisition (but not incurred or created in connection with such acquisition) at a time when the Borrower is in full compliance with Section 7.11 hereof before and after such Permitted Acquisition, which Indebtedness is assumed by such Person simultaneously with such acquisition, which Liens extend only to such property so acquired (and not to any after-acquired property) and with respect to which Indebtedness neither the Borrower nor any of its Subsidiaries (other than the acquiring Person) has any obligation, and provided that if such Indebtedness is secured by Inventory of such Subsidiary, such Indebtedness is Permitted Floorplan Silo Indebtedness; and provided further that, no such Indebtedness (other than Permitted Floorplan Silo Indebtedness) shall be incurred during the Modified Covenant Period;

(i) contingent obligations (including Guarantees) of any Indebtedness permitted hereunder;

(j) Indebtedness in respect of obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks or managing costs associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation; and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(k) purchase options in favor of a Manufacturer in respect of a dealer franchise;

(l)(i) at any time during a Non-Modified Covenant Period, Indebtedness that renews, refinances, refunds or extends any existing Indebtedness of any Loan Party, so long as (A) such renewal, refinancing, refunding or extension does not in any material respect increase the principal amount thereof or expand the property subject to any Lien (unless otherwise permitted under this Agreement), (B) if the Indebtedness being refinanced is Subordinated Indebtedness, then such refinancing Indebtedness must also be Subordinated Indebtedness, (C) such refinancing does not have a maturity prior to the Maturity Date and (D) such refinancing does not contain any provision (1) requiring the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date, (2) granting the holders thereof the right to require the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date or (3) requiring the conversion of such Indebtedness into Equity Interests of the Borrower or any Subsidiary prior to the Maturity Date, and (ii) at any time during the Modified Covenant Period, Refinancing Indebtedness;

(m) Indebtedness of any Loan Party secured by Liens upon property other than the Collateral, which Liens extend only to such property, with respect to which Indebtedness none of the Subsidiaries other than the owner of such encumbered asset has any obligation, provided the aggregate amount of all such Indebtedness is less than $25,000,000 outstanding at any one time; and provided further that, no such Indebtedness shall be incurred during the Modified Covenant Period;

(n) unsecured Indebtedness of the Borrower, not guaranteed by any Subsidiary, provided that (A) the aggregate amount of such Indebtedness shall not exceed $30,000,000 outstanding at any time, (B) not more than $15,000,000 of such aggregate amount may be cross-guaranteed by Subsidiaries of the Borrower, and (C) the aggregate principal amount of all Indebtedness under Sections 7.01(n), (p) and (q) incurred during the Modified Covenant Period shall not exceed $5,000,000;

(o) Permitted Floorplan Silo Indebtedness, provided that each Floorplan Silo Lender holding such Indebtedness (or in the case of a Used Motor Vehicle Facility, the Used Motor Vehicle Facility Agent) is a party to the Intercreditor Agreement;

(p) Indebtedness consisting of Guarantees by the Borrower or any of its Subsidiaries in favor of any Person of retail installment contracts or other retail payment obligations in respect of Motor Vehicles sold to a customer; provided that (A) the sum of (1) the aggregate face amount of such guaranteed retail installment contracts and other retail payment obligations described in this Section 7.01(p), plus (2) the aggregate amount of Investments (on a gross basis excluding any reserves) permitted under Section 7.05(j) shall not exceed $25,000,000 at any time, and (B) the aggregate principal amount of all Indebtedness under Sections 7.01(n), (p) and (q) incurred during the Modified Covenant Period shall not exceed $5,000,000;

(q) Obligations in respect of surety or other bonds or similar instruments entered into in the ordinary course of business; provided that, (A) the aggregate amount of such Indebtedness shall not exceed $5,000,000 at any time and (B) the aggregate principal amount of all Indebtedness under Sections 7.01(n), (p) and (q) incurred during the Modified Covenant Period shall not exceed $5,000,000; and

(r) Unsecured Indebtedness owed by any Subsidiary Guarantor to the Borrower or to another Subsidiary Guarantor.

(s) Section 7.11(b) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

(b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio, for any period of four fiscal quarters, to be less than (i) for each four fiscal quarter period ending on or prior to September 30, 2010, 1.10 to 1.00 and (ii) for each four fiscal quarter period ending after September 30, 2010, 1.20 to 1.00.

(t) Section 7.11(c) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

(c) Consolidated Total Leverage Ratio. At any time during the Non-Modified Covenant Period, permit the Consolidated Total Leverage Ratio to be more than 5.00 to 1.00.

(u) Clause (b) of Section 7.18 of the Credit Agreement is hereby amended so that, as amended, such clause shall read as follows:

(b) delivered to the Administrative Agent a revised Intercreditor Agreement exhibit for such lender, deleting such Franchise (or in the case of a sale of a Subsidiary, any Franchise owned by such Subsidiary) from such exhibit or other evidence satisfactory to the Administrative Agent in its reasonable discretion that such lender will deliver such revised exhibit upon payment of amounts remaining under such transferred Franchise or Subsidiary’s floorplan Indebtedness.

(v) Schedule 1 to Exhibit D (Compliance Certificate) is hereby amended so that, as amended, such Schedule shall read as set forth on Schedule 1 attached hereto.

(w) The Borrowing Base Schedule to Exhibit H (Borrowing Base Certificate) is hereby amended so that, as amended, such Schedule shall read as set forth on Schedule 2 attached hereto.

2. Waivers to Credit Agreement. Subject to the terms and conditions set forth herein, the Lenders signatory hereto hereby waive any Default or Event of Default arising from the Borrower’s failure to deliver the documents required by Section 6.14 of the Credit Agreement with respect to Florida Automotive Services West L.L.C., a Delaware limited liability company formed on December 4, 2008, within the time frames set forth therein so long as such entity is dissolved on or prior to the date hereof. The waivers set forth in this Section 2 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected hereby.

3. Conditions Precedent. The effectiveness of this Agreement and the effectiveness of the amendments and waivers to the Credit Agreement provided herein are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Agreement, duly executed by the Borrower, each Subsidiary Guarantor, and such Lenders as are necessary to constitute the Required Lenders;

(b) the Administrative Agent shall have received an irrevocable notice pursuant to Section 2.06 of the Credit Agreement providing for the permanent reduction of the Aggregate Commitments from $175,000,000 to $150,000,000 on a date (the “Reduction Effectiveness Date”) that is 16 days after the date of this Agreement (such reduction to be allocated to each Lender according to its Applicable Percentage on the Reduction Effectiveness Date, as set forth in Section 2.06 of the Credit Agreement);

(c) the Administrative Agent shall have received (x) a true, complete and certified copy of resolutions of the board of directors, members or other applicable governing body of each Loan Party authorizing the amendments contemplated hereby and (y) a certification that none of the Organization Documents of any Loan Party has been amended or otherwise modified since the effective date of the Credit Agreement or, in the alternative, attaching true and complete copies of all amendments and modifications thereto; and

(d) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full to the extent invoiced prior to the date hereof, but without prejudice to the later payment of accrued fees and expenses not so invoiced.

The continuing effectiveness of the amendments to the Credit Agreement provided in Section 1 of this Agreement is subject to the further condition that the reduction in the Aggregate Commitments contemplated by Clause 2(b) above shall occur on the Reduction Effectiveness Date.

4. Consent of the Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments and waivers set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty to which such Subsidiary Guarantor is a party (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments and waivers contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms.

5. Representations and Warranties. In order to induce the Lenders party hereto to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and such Lenders as follows:

(a) The representations and warranties made by or with respect to each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date;

(b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each such Person has executed and delivered a Subsidiary Guaranty;

(c) This Agreement has been duly authorized, executed and delivered by the Borrowers and Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default has occurred and is continuing either immediately prior to or immediately after the effectiveness of this Agreement.

6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

7. Full Force and Effect of Agreement. After giving effect to this Agreement and the amendments and waivers contained herein, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended and modified hereby and as further amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Subsidiary Guarantors and Lenders, and their respective successors, legal representatives and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

ASBURY AUTOMOTIVE GROUP, INC.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Senior Vice President

SUBSIDIARY GUARANTORS:

ASBURY AUTOMOTIVE GROUP, L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.

	By:	ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C., its General Partner

ASBURY AUTOMOTIVE TAMPA, L.P.

	By:	ASBURY AUTOMOTIVE TAMPA GP L.L.C., its General Partner

	By:	/s/ Craig T. Monaghan
	Name:	Craig T. Monaghan
	Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

ANL, L.P.
ASBURY JAX HOLDINGS, L.P.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
C&O PROPERTIES, LTD.
CFP MOTORS, LTD.
CH MOTORS, LTD.
CHO PARTNERSHIP, LTD.
CN MOTORS, LTD.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS, LTD.

By:	ASBURY JAX MANAGEMENT L.L.C., its General Partner

ASBURY AUTOMOTIVE BRANDON, L.P.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TAMPA SUZU, L.P.
WMZ BRANDON MOTORS, L.P.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.

By:	ASBURY TAMPA MANAGEMENT L.L.C., its General Partner

AF MOTORS, L.L.C.
ALM MOTORS, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C. (f/k/a ASBURY AUTOMOTIVE FLORIDA LLC)
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE OREGON MANAGEMENT L.L.C.
GEORGIA AUTOMOTIVE SERVICES L.L.C. (f/k/a ASBURY AUTOMOTIVE SOUTH LLC)
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX AC, L.L.C.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX PB CHEV L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

ASBURY MS METRO L.L.C.
ASBURY MS YAZOO L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BFP MOTORS L.L.C.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HON L.L.C.
THOMASON HUND L.L.C.
THOMASON MAZ L.L.C.
THOMASON NISS L.L.C.
THOMASON OUTFITTERS L.L.C.
THOMASON PONTIAC-GMC L.L.C.
THOMASON SUZU L.L.C.
THOMASON TY L.L.C.
THOMASON ZUK L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke
Name:	Anne M. Zeschke
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

DCFS USA LLC, as a Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:	Credit Director National Accounts

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

AMERICAN HONDA FINANCE CORPORATION, as a Lender

By:	/s/ Warren A. Bradley
Name:	Warren A. Bradley
Title:	Sr. Manager-Dealer Financial Services

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

BMW FINANCIAL SERVICES NA, LLC, as a Lender

By:	/s/ Scott Bargar
Name:	Scott Bargar
Title:	Retailer Finance Manager, BMWFS

By:	/s/ Patrick Sullivan
Name:	GM Retailer Finance
Title:	BMW Group Financial Services

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jeffrey G. Calder
Name:	Jeffrey G. Calder
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION, as a Lender

By:	/s/ Kevin Cullum
Name:	Kevin Cullum
Title:	Director Commercial Credit

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By:	/s/ Mark Doi
Name:	Mark Doi
Title:	National Dealer Credit Manager

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael R. Burkitt
Name:	Michael R. Burkitt
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

WORLD OMNI FINANCIAL CORP., as a Lender

By:	/s/ William J. Shope
Name:	William J. Shope
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Signature Page

SCHEDULE 1

TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) – Consolidated Current Ratio.

Numerator:

	A.	Consolidated Current Assets at the Statement Date:		$

	B.	Available Unused Commitments:

		1.	Aggregate Commitments at the Statement Date:	$

		2.	Borrowing Base at the Statement Date	$

		3.	The lesser of Lines I.B.1. and 2.:	$

		4.	Total Outstandings at the Statement Date:	$

		5.	Available Unused Commitments (Lines I.B.3. – 4.):	$

	C.	Numerator (Lines I.A. + I.B.5.):		$

Denominator:

	D.	Consolidated current liabilities at Statement Date:		$

	E.	Permitted Floorplan Silo Indebtedness at Statement Date, to the extent not reflected as a current liability (Line I.D.):		$

	F.	To the extent included in current liabilities (Line I.D.), any balloon payment due under the Agreement, or under any Permitted Real Estate Debt or Subordinated Indebtedness, other than, in each case, any such balloon payment due within two (2) fiscal quarters following the Statement Date:		$

	G.	Denominator (Consolidated Adjusted Current Liabilities) (Lines I.D. + E. – F.):		$

	H.	Consolidated Current Ratio (Line I.C. ÷ G.):		to 1.00

		Minimum Required:		1.20 to 1.00

II.	Section 7.11 (b) – Consolidated Fixed Charge Coverage Ratio.

Numerator:

	A.	Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”):

		1.	Consolidated Net Income for Subject Period:	$

	2.	To the extent deducted in calculating Consolidated Net Income (Line II.A.1.):

		a.	Consolidated Interest Expense for Subject Period (other than interest expense with respect to Permitted Floorplan Silo Indebtedness):	$

		b.	Provision for income taxes for Subject Period:	$

		c.	Depreciation and amortization expense for Subject Period:	$

		d.	Other non-cash expenses reducing Consolidated Net Income which do not represent a cash item in Subject Period or any future period:	$

		e.	Beginning with the four fiscal quarter period ending March 31, 2010, all losses on and other expenses related to repurchases of long-term Indebtedness:	$

	3.	To the extent included in calculating Consolidated Net Income (Line II.A.1.):

		a.	All non-cash items increasing Consolidated Net Income for Subject Period:	$

		b.	Beginning with the four fiscal quarter period ending March 31, 2010, all gains on repurchases of long-term Indebtedness:	$

	4.	Consolidated EBITDA for the Subject Period (Lines II.A.1. + 2.a. + 2.b. + 2.c. + 2.d. + 2.e. – 3.a. – 3.b.):		$

B.	Consolidated Rental Expense for the Subject Period:			$

C.	Deemed capital expenditures in an amount equal to $150,000 for each Dealer Location in existence on the Statement Date:			$

D.	Numerator (Lines II.A.4. + B. – C.):			$

Denominator:

E.	Consolidated Interest Expense for the Subject Period (but excluding interest expense with respect to Permitted Floorplan Silo Indebtedness) (Line II.A.2.a.):			$

F.	Scheduled amortization during the Subject Period of the principal portion of all Indebtedness for money borrowed (other than any balloon, bullet or similar principal payment which repays or refinances such Indebtedness in full):			$

	G.	Consolidated Rental Expense for Subject Period (Line II.B.):		$

	H.	Consolidated Pro Forma Rent Savings for Subject Period:		$

	I.	Taxes paid in cash during Subject Period:		$

	J.	Beginning with the four fiscal quarter period ending March 31, 2010, Taxes included in Line I. above paid as a result of any gains on repurchases of long-term Indebtedness:		$

	K.	Denominator (Lines II.E. + F. + G. – H. + I – J.):		$

	L.	Consolidated Fixed Charge Coverage Ratio (Line II.D. ÷ K.):		to 1.00

Minimum Required: (i) For each Subject Period ending on or prior to September 30, 2010, 1.10 to 1.00 and (ii) for each Subject Period ending after September 30, 2010, 1.20 to 1.00

III.	Section 7.11 (c) – Consolidated Total Leverage Ratio.

Numerator:

	A.	Consolidated Adjusted Funded Indebtedness at the Statement Date:

		1.	Consolidated Funded Indebtedness at the Statement Date:	$

		2.	Permitted Floorplan Silo Indebtedness at the Statement Date:	$

		3.	Numerator (Lines III.A.1. – 2.):	$

Denominator:

	B.	Consolidated Pro Forma EBITDA for Subject Period:

		1.	Consolidated EBITDA for Subject Period (Line II.A.4.):	$

		2.	Consolidated EBITDA attributable to Permitted Acquisitions for Subject Period (or exclusion of Consolidated EBITDA attributable to Permitted Dispositions for Subject Period) on a pro forma basis in accordance with the Agreement*	$(+/–)

		3.	Consolidated Pro Forma Rent Savings for Subject Period:	$

*	Historical financial statements (audited or unaudited, as permitted by the Administrative Agent in its reasonable discretion) must support such adjustment to the satisfaction of the Administrative Agent and such pro forma adjustment shall not increase Consolidated EBITDA by more than 20%.

		4.	Consolidated Pro Forma EBITDA for Subject Period (Line III.B.1. +/- 2. + 3.):	$

	C.	Consolidated Total Leverage Ratio (Line III.A.3. ÷ B.4.):		to 1.00

Maximum Permitted: At any time before the Amendment No. 1 Effectiveness Date or at any time on or after the Modified Covenant Triggering Event Date, 5.00 to 1.00.

IV.	Section 7.11 (d) – Consolidated Total Senior Leverage Ratio.

Numerator:

	A.	Consolidated Adjusted Funded Indebtedness at Statement Date (Line III.A.3.):		$

	B.	Subordinated Indebtedness at Statement Date:		$

	C.	Numerator (Lines IV.A. – B.):		$

Denominator:

	D.	Consolidated Pro Forma EBITDA for Subject Period (Line III.B.4.):		$

	E.	Consolidated Total Senior Leverage Ratio (Line IV.C. ÷ Line IV.D.):		to 1.00

		Maximum Permitted:		3.00 to 1.00

V.	The Number of Dealer Locations as of the Statement Date is: .

SCHEDULE 2

TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

BORROWING BASE SCHEDULE

Available Borrowing Base Amount
			Column 1	Column 2
I.	Eligible Accounts
	A.	Net Book Value of factory receivables	$
	B.	Net Book Value of Warranty Claims Receivable	$
	C.	Net Book Value of Accounts which constitute factory receivables (Lines I.A. + B.)	$
	D.	Net Book Value of Accounts which constitute current finance receivables	$
	E.	Net Book Value of Accounts which constitute receivables for parts and services	$
	F.	Net Book Value of Accounts not otherwise described in Lines I.A., B., D. or E. above
	G.	Preliminary Subtotal of Net Book Value of Accounts (Lines I.C. + D. + E. + F.)	$
	H.	Amount of Accounts included in Line I.G. above which fail to satisfy clause (a) of the definition of “Eligible Accounts” in the Credit Agreement	$
	I.	Further reductions required to satisfy clause (b) of the definition of “Eligible Accounts” in the Credit Agreement	$
	J.	Subtotal of Net Book Value of Accounts (Lines I.G. - H. – I.)	$
	K.	Line I.J. x 80%		$

II.	Eligible Inventory
	A.	Net Book Value of Parts and Accessory Inventory	$
	B.	Amount of parts and accessories Inventory included in Line II.A. above which fail to satisfy clause (a) of the definition of “Eligible Inventory” in the Credit Agreement	$
	C.	Further reductions required to satisfy clause (b) of the definition of “Eligible Inventory” in the Credit Agreement	$
	D.	Subtotal of Net Book Value of Inventory (Lines II.A. - B. – C.)	$
	E.	Line II.D x 65%		$

III.	Eligible Equipment
	A.	Gross Book Value of equipment – machinery and shop	$

	B.	Gross Book Value of equipment – parts and accessories		$
	C.	Gross Book Value of furniture		$
	D.	Gross Book Value of computer equipment		$
	E.	Lines III.A. + B. + C. + D.		$
	F.	Accumulated depreciation – machinery and shop		$
	G.	Accumulated depreciation – parts and accessories		$
	H.	Accumulated depreciation – furniture		$
	I.	Accumulated depreciation – computer equipment		$
	J.	Lines III.F. + G. + H. + I.		$
	K.	Net Book Value of Equipment (Lines III.E – J.)		$
	L.	Amount of Equipment included in Line III.K. above which fails to satisfy clause (a) of the definition of “Eligible Inventory” in the Credit Agreement		$
	M.	Further reductions required to satisfy clause (b) of the definition of “Eligible Equipment” in the Credit Agreement		$
	N.	Subtotal of Net Book Value of Equipment (Lines III.K. – L. – M.)		$
	O.	Line III.N. x 25%			$

IV.	Consolidated Pro Forma EBITDA for twelve (12) calendar months ending on the date of this certificate (the “Subject Period”)
	A.	Consolidated Net Income for Subject Period:		$
	B.	To the extent deducted in calculating Consolidated Net Income (Line IV.A.):
		i.	Consolidated Interest Expense for Subject Period (other than interest expense with respect to Permitted Floorplan Silo Indebtedness):	$
		ii.	Provision for income taxes for Subject Period	$
		iii.	Depreciation and amortization expense for Subject Period	$
		iv.	Other non-cash expenses reducing Consolidated Net Income which do not represent a cash item in Subject Period or any future period:	$
		v.	Beginning with the four fiscal quarter period ending March 31, 2010, all losses on and other expenses related to repurchases of long-term Indebtedness:	$
	C.	To the extent included in calculating Consolidated Net Income (Line IV.A.):
		i.	All non-cash items increasing Consolidated Net Income for Subject Period	$
		ii.	Beginning with the four fiscal quarter period ending March 31, 2010, all gains on repurchases of long-term Indebtedness	$

	D.	Consolidated EBITDA for the Subject Period (Lines IV.A. + B.i. + B.ii. + B.iii. + B.iv. + B.v. – C.i. – C.ii.):	$
	E.	Adjustment for Consolidated EBITDA attributable to Permitted Acquisitions for Subject Period (or exclusion of Consolidated EBITDA attributable to Permitted Dispositions for Subject Period) on a pro forma basis in accordance with the Agreement*	$(+/-)
	F.	Adjustment for Consolidated Pro Forma Rent Savings for Subject Period:	$
	G.	Consolidated Pro Forma EBITDA for Subject Period (Lines IV.D. +/- E. + F.):	$
	H.	50% of Line IV.G.	$
	I.	40% of Lines I.K. + II.E. + III.O.	$
	J.	Lesser of Line IV.H and Line IV.I.		$

V.	Borrowing Base and Available Unused Commitment
	A.	Borrowing Base: Total of column 2 amounts above (Lines I.K. + II.E. + III.O. + IV.J.)	$
	B.	Aggregate Commitment	$
	C.	Outstanding Amount of all Loans at Calculation Date	$
	D.	Outstanding Amount of all L/C Obligations at Calculation Date	$
	E.	Total Outstandings at Calculation Date (Lines V.C. + V.D.)	$
	F.	Available Unused Commitment ((Lesser of Lines V.A and B.) – Line V.E.)	$

*	Historical financial statements (audited or unaudited, as permitted by the Administrative Agent in its reasonable discretion) must support such adjustment to the satisfaction of the Administrative Agent and such pro forma adjustment shall not increase Consolidated EBITDA by more than 20%.

The Borrower, by including an Account in any computation of the Borrowing Base, shall be deemed to represent and warrant to the Administrative Agent and the Lenders that (y) such Account is not of the type described in any of (a)(i) through (iv) of the definition of “Eligible Accounts” in the Credit Agreement and (z) at least 90% of the Accounts included in the computation of such Borrowing Base are not of the type described in any of (b)(i) through (xvi) of the definition of “Eligible Accounts” in the Credit Agreement.

The Borrower, by including Equipment in any computation of the Borrowing Base, shall be deemed to represent and warrant to the Administrative Agent and the Lenders that (y) such Equipment is not of the type described in any of (a)(i) through (ii) of the definition of “Eligible Equipment” in the Credit Agreement and (z) at least 90% of the Equipment included in the computation of such Borrowing Base is not of the type described in any of (b)(i) through (ii) of the definition of “Eligible Equipment” in the Credit Agreement.

The Borrower, by including Inventory in any computation of the Borrowing Base, shall be deemed to represent and warrant to the Administrative Agent and the Lenders that (y) such Inventory is not of the type described in any of (a)(i) through (v) of the definition of “Eligible Inventory” in the Credit Agreement and (z) at least 90% of the Inventory included in the computation of such Borrowing Base is not of the type described in any of (b)(i) through (vi) of the definition of “Eligible Inventory” in the Credit Agreement.